UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 26, 2022

Date of Report (Date of earliest event reported)

Berkeley Lights, Inc.

(Exact name of registrant as specified in its charter)

Delaware	35-2415390
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

001-39388

(Commission File Number)

5858 Horton Street, Suite 320
Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 858-2855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00005 par value	BLI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote Security Holders.

On May 26, 2022, Berkeley Lights, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) virtually via the Internet. Only stockholders of record at the close of business on March 31, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 67,820,192 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 55,388,518 shares of the Company’s common stock were voted in person or by proxy for the two proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 15, 2022.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the Class II director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the 2025 Annual Meeting of Stockholders or until their successors are elected. The results of the vote were as follows:

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jessica Hopfield, Ph.D.	45,421,740	939,212	9,027,566
Igor Khandros, Ph.D.	32,855,998	13,504,954	9,027,566
Michael Moritz	41,431,521	4,929,431	9,027,566

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,304,729	53,743	30,046	0

Proposal No. 3 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders recommended, on an advisory (non-binding) basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
46,182,981	34,026	56,033	87,912	9,027,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022	BERKELEY LIGHTS, INC.

	By:	/s/ J. Paul McClaskey
J. Paul McClaskey
Chief Accounting Officer